UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2024

EMEREN GROUP LTD

(Exact Name of Registrant as Specified in Its Charter)

British Virgin Islands	001-33911	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Water Street, Suite 302 Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 925-425-7335

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing Common stock, 10 shares, no par value per share	SOL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 17, 2024, Emeren Group Ltd (the “Company”) received a notice from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria outlined in Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

As previously disclosed in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 2, 2024, the Company was notified by its independent registered public accounting firm of its decision to resign from its role. The Company’s independent registered public accounting firm evaluation and engagement process is ongoing. As a result of the Company’s transition to a new independent registered public accounting firm, the Company is unable to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The Company continues to work to file its Form 10-K with the SEC as soon as possible.

The NYSE has informed the Company that, under the NYSE rules, the Company will have six months, until October 16, 2024, to file its Form 10-K with the SEC. The Company can regain compliance with the NYSE listing standards at any time prior to such date by filing the Form 10-K with the SEC. If the Company fails to file its Form 10-K prior to such date, then the NYSE may grant, at its discretion, a further extension of up to six months, depending on the specific circumstances. The letter from the NYSE also notes that the NYSE may commence delisting proceedings at any time if the circumstances warrant.

The Company issued on April 19, 2024 a press release announcing the receipt of the NYSE notice. The press release is filed as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 3.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release of Emeren Group Ltd

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMEREN GROUP LTD

Date: April 19, 2024	By:	/s/ Ke Chen
Ke Chen
Chief Financial Officer